UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 9, 2019

ULTRA PETROLEUM CORP.

(Exact Name of Registrant as Specified in its Charter)

Yukon, Canada	001-33614	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

116 Inverness Drive East, Suite 400 Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 708-9740

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Shares, without par value	UPL	NASDAQ Global Select Market

Item 2.02. Results of Operations and Financial Condition.

On May 9, 2019, Ultra Petroleum Corp. (the “Company”) issued a press release reporting the Company’s financial and operating results for the quarter ended March 31, 2019. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure.

On May 9, 2019, the Company issued a press release, announcing, among other things, year-to-date highlights, first quarter results and an update to the hedging program, and reaffirming its 2019 capital plan and guidance. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On May 9, 2019, the Company posted to its website a presentation entitled “1Q Earnings Conference Call.” The presentation includes, among other things, year-to-date highlights, first quarter results and an update to the hedging program, and reaffirms the Company’s 2019 capital plan and guidance. The presentation may be accessed by going to the Company’s website http://www.ultrapetroleum.com and selecting “Investors” and “Events & Presentations”.

In addition, in connection with the Exchange Offer (as defined below), the Company provided the additional updated reserve information as of December 31 of the applicable years set forth in the table below.

	2018	2017	2016
	(Dollar amounts in thousands, except per unit data)
Proved Developed Reserves
Natural gas (MMcf)	2,243,956	2,261,289	2,321,613
Oil (MBbl)	17,876	21,652	21,475
Natural gas liquids (MBbl)	—	71	9,903
Proved Undeveloped Reserves
Natural gas (MMcf)	677,877	694,703	—
Oil (MBbl)	5,569	5,466	—
Natural gas liquids (MBbl)	—	—	—
Total Proved Reserves (MMcfe) (1)	3,062,503	3,119,126	2,509,881
Estimated future net cash flows, before income tax	$4,724,843	$4,377,344	$2,791,229
Standardized measure of discounted future net cash flows, before income taxes (2)	$2,435,356	$2,384,328	$1,690,946
Future income tax (discounted)	$(29,873)	$—	$—
Standardized measure of discounted future net cash flows, after income tax	$2,405,483	$2,384,328	$1,690,946
Calculated average price (3)
Gas (/Mcf)	$2.59	$2.59	$2.07
Oil (/Bbl)	$63.49	$48.05	$37.90
NGLs (/Bbl)	$—	$26.85	$19.17

(1)

Oil, condensate and natural gas liquids (“NGLs”) are converted to natural gas at the ratio of one barrel of liquids to six Mcf of natural gas. This conversion ratio, which is typically used in the oil and gas industry, represents the approximate energy equivalent of a barrel of oil or condensate to an Mcf of natural gas.

(2)

Management believes that the presentation of the standardized measure of discounted future net cash flows, before income taxes, of estimated proved reserves, discounted at 10% per annum, may be considered a non-Generally Accepted Accounting Principle financial measure as defined in Item 10(e) of Regulation S-K, therefore the Company has included this reconciliation of the measure to the most directly comparable Generally Accepted Accounting Principle (“GAAP”) financial measure (standardized measure of discounted future net cash flows, after income taxes). Management believes that the presentation of the standardized measure of future net cash flows before income taxes provides useful information to investors because it is widely used by professional analysts and sophisticated investors in evaluating oil and gas companies. Because many factors that are unique to each individual company may impact the amount of future income taxes to be paid, the use of the pre-tax measure provides greater comparability when evaluating companies. It is relevant and useful to investors for evaluating the relative monetary significance of the Company’s oil and natural gas properties. Further, investors may utilize the measure as a basis for comparison of the relative size and value of the Company’s reserves to other companies. The standardized measure of discounted future net cash flows, before income taxes, is not a measure of financial or operating performance under GAAP, nor is it intended to represent the current market value of the estimated oil and natural gas reserves owned by the Company. Standardized measure of discounted future net cash flows, before income taxes, should not be considered in isolation or as a substitute for the standardized measure of discounted future net cash flows as defined under GAAP.

(3)

As prescribed by the rules of the Securities and Exchange Commission (“SEC”), the Company’s reserve estimates at December 31, 2018, 2017 and 2016, reflect spot prices based on the average of the beginning of the month prices during the 12-month period before the ending date of such period determined as an un-weighted, arithmetic average of the first-day-of-the-month price for each month within such period.

The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

On May 9, 2019, the Company issued a press release announcing the commencement of an offer to exchange (the “Exchange Offer”) its outstanding 7.125% Senior Notes due 2025 for new 9.00% Cash / 2.50% PIK Senior Secured Third Lien Notes due 2024 (the “Third Lien Notes”).

The Third Lien Notes have not been and will not be registered under the Securities Act or under the securities laws of any state or other jurisdiction. The Third Lien Notes may not be offered or sold in the United States or Canada or to or for the account or benefit of any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act or to the registration and prospectus requirements under applicable securities laws in Canada.

A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including the exhibits hereto, include “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Any statement, including any opinions, forecasts, projections or other statements, other than statements of historical fact, are or may be forward-looking statements. Although the Company believes the expectations reflected in any forward-looking statements herein are reasonable, the Company can give no assurance that such expectations will prove to have been correct and actual results may differ materially from those projected or reflected in such statements. Certain risks and uncertainties inherent in the Company’s business as well as risks and uncertainties related to its operational and financial results are set forth in its filings with the SEC, particularly in the section entitled “Risk Factors” included in the Company’s Annual Report on Form 10-K for the most recent fiscal year, its most recent Quarterly Reports on Form 10-Q, and from time to time in other filings made by the Company with the SEC. Some of these risks and uncertainties include, but are not limited to, the Company’s ability to decrease its leverage or fixed charges, increased competition, the timing and extent of changes in prices for oil and gas, particularly in the areas where the Company owns properties, conducts operations, and markets its production, as well as the timing and extent of the Company’s success in discovering, developing, producing and estimating oil and gas reserves, the Company’s ability to successfully monetize the properties it is marketing, weather and government regulation, and the availability of oil field services, personnel and equipment. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. All forward-looking statements in this Current Report on Form 8-K are qualified in their entirety by these cautionary statements. Except as required by law, the Company undertakes no obligation and does not intend to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of Ultra Petroleum Corp., dated May 9, 2019.

99.2	Press Release of Ultra Petroleum Corp., dated May 9, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 9, 2019

ULTRA PETROLEUM CORP.

By:	/s/ Kason Kerr
Name:	Kason Kerr
Title:	Vice President, General Counsel and Corporate Secretary